================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                              DUPREE MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               DUPREE MUTUAL FUNDS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 26, 1999

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), will be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, Kentucky 40507-1636, on Tuesday, October 26, 1999 at 10:00 A.M., Lexington time, for the following purposes:

1.   Election of Trustees

2.   Ratification or rejection of independent certified public accountants

3. Each of the six single state municipal bond series will be asked to separately vote to amend the fundamental investment restrictions for the series to allow additional nationally recognized statistical rating organizations' ratings of municipal securities be utilized in the determination of investment grade securities eligible for purchase by the series.

4.   Other business

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Radisson Plaza Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered or mailed to shareholders on September 27, 1999.

FRED L. DUPREE, JR.
Secretary



September 17, 1999
125 South Mill Street
Lexington, Kentucky 40507

                             YOUR VOTE IS IMPORTANT!
                             -----------------------

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

                               DUPREE MUTUAL FUNDS
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 26, 1999

                                 PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 26, 1999, and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. Executed proxies that are unmarked will be voted:

      1. FOR the nominees of the Board of Trustees of the Trust in the election of Trustees, and

      2. IN FAVOR OF the ratification of the selection of independent certified public accountants for the Trust.

      3. IN FAVOR OF amendment of the series' fundamental investment restrictions to allow additional nationally recognized statistical rating organizations' ratings of municipal securities be utilized in the determination of investment grade securities eligible for purchase by the series.

                                                                               SUMMARY OF PROPOSALS

                                                     1. ELECTION OF TRUSTEES     2. RATIFY OR REJECT      3. RATIFY OR REJECT
                                                                                      INDEPENDENT         AMENDMENT TO INVESTMENT
                                                                                    CERTIFIED PUBLIC           RESTRICTIONS
                                                                                      ACCOUNTANT
                                                    --------------------------- ---------------------- --------------------------
Kentucky Tax-Free Income Series                          CUMULATIVE VOTE                VOTE             SEPARATE SERIES VOTE
Kentucky Tax-Free Short-to-Medium Series                 CUMULATIVE VOTE                VOTE             SEPARATE SERIES VOTE
North Carolina Tax-Free Income Series                    CUMULATIVE VOTE                VOTE             SEPARATE SERIES VOTE
North Carolina Tax-Free Short-to-Medium Series           CUMULATIVE VOTE                VOTE             SEPARATE SERIES VOTE
Tennessee Tax-Free Income Series                         CUMULATIVE VOTE                VOTE             SEPARATE SERIES VOTE
Tennessee Tax-Free Short-to-Medium Series                CUMULATIVE VOTE                VOTE             SEPARATE SERIES VOTE
Intermediate Government Bond Series                      CUMULATIVE VOTE                VOTE                NOT APPLICABLE

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

As of September 17, 1999, there were 77,226,819.804 shares of beneficial interest of the Trust outstanding, being comprised of:

        58,047,573.787 shares of Kentucky Tax-Free Income Series
        10,842,508.233 shares of Kentucky Tax-Free Short-to-Medium Series
         1,912,309.179 shares of North Carolina Tax-Free Income Series
           441,335.673 shares of North Carolina Tax-Free Short-to-Medium Series,

      4,167,158.873   shares of Tennessee Tax-Free Income Series
        656,661.190   shares of Tennessee Tax-Free Short-to-Medium Series, and
      1,159,272.866   shares of Intermediate Government Bond Series

all having no par value. As of that date no person was known to the Trust to be the beneficial owner of more than five percent of the outstanding shares of the Kentucky Tax-Free Income Series or the North Carolina Tax-Free Income Series.

As of that date, the following persons were known to the Trust to be beneficial owners of more than five percent of the outstanding shares of the following series:

                                                                                  PERCENT OF
NAME(S) OF SHARE OWNERS                    AMOUNT OF BENEFICIAL OWNERSHIP         SHARES HELD
KY TAX-FREE SHORT-TO-MEDIUM SERIES
----------------------------------
P. M. King                                 605,091.230 shares                     5.58%
CEBANTCO                                   563,909.774 shares                     5.20%

NC TAX-FREE SHORT-TO-MEDIUM SERIES
----------------------------------
Terry L. Lee                               60,688.546 shares                      13.75%
NEC Industries, Inc.                       23,190.751 shares                      5.25%

TN TAX-FREE INCOME SERIES
-------------------------
Memphis Commerce Square                    754,941.853 shares                     18.12%
Bank of Mississippi                        266,578.588 shares                     6.40%

TN TAX-FREE SHORT-TO-MEDIUM SERIES
----------------------------------
Memphis Commerce Square                    83,994.272 shares                      12.79%
The Trust Company of Knoxville             60,620.757 shares                      9.23%
Thomas F. Buchanan, Jr.                    48,995.628 shares                      7.46%
National Financial Services                39,342.074 shares                      5.99%
Gail S. Mays                               34,805.912 shares                      5.30%

INTERMEDIATE GOVERNMENT BOND SERIES
-----------------------------------
Shield Ayres Foundation                    81,966.094 shares                      7.07%

As of that date, the Trustees and Officers of the Trust, as a group beneficially owned, directly or indirectly 1,216,716.956 shares, representing approximately 1.58% of the outstanding shares.

A copy of the annual report of Dupree Mutual Funds for the fiscal year ended June 30, 1999, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 17, 1999, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the annual report may be obtained by shareholders free of charge by contacting the Trust at P.O. Box 1149, Lexington, KY 40588-1149 or calling 800 866 0614.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young LLP to serve as independent certified public accountants and in favor of amending the fundamental investment restrictions to expand the group of ratings services for municipal securities, whose ratings may be considered. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 17, 1999.

ELECTION OF TRUSTEES
The Trust's Board of Trustees has nominated the seven (7) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2000 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees are members of the present Board of Trustees of the Trust. A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend. Two of the nominees, Thomas
P. Dupree, Sr. and Fred L. Dupree, Jr. are brothers.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

                                                                                              SHARES BENEFICIALLY
                                                                                               OWNED DIRECTLY OR
NAME, ADDRESS AND                                                                              INDIRECTLY, AS OF
AGE OF NOMINEE                          PRINCIPAL OCCUPATIONS(1)                              SEPTEMBER 17, 1999
-----------------                       ------------------------                              ------------------
THOMAS P. DUPREE, SR.*                  Chairman of the Board of Dupree & Company,  Inc.         416,158.783
125 South Mill Street                   (President until 1996)                                       .54%
Lexington, KY  40507
Age: 69

FRED L. DUPREE, JR.*                    Vice President, and Director of Dupree &                  30,308.900
125 South Mill Street                   Company, Inc.                                                .04%
Lexington, KY  40507
Age: 72

WILLIAM T. GRIGGS II*                   President, Dupree & Company, Inc.                            717.705
125 South Mill Street                   (Vice President until 1996)                                  .00%
Lexington, KY  40507
Age: 48

LUCY A. BREATHITT                       Alexander Farms, farming; KY Horse Park                  150,486.134
1703 Fairway Drive                      Foundation Board; KY Horse Park Museum Board.                .19%
Lexington, KY  40502
Age: 62

WILLIAM A. COMBS, JR.                   Secretary, Treasurer, Director, Dana Motor              421,153.211
111 Woodland Avenue, #510               Company, Cincinnati, OH; Secretary, Treasurer,               .55%
Lexington, KY  40502                    Director, Freedom Dodge, Lexington, KY;
Age: 59                                 Secretary, Treasurer, Director, Ellerslie
                                        Reality, Inc., Lexington, KY; Partner, Forkland
                                        Development Company, Lexington, KY; Partner,
                                        Lexland, Lexington, KY; Director, First
                                        Security Bank, Lexington, KY

                                                                                              SHARES BENEFICIALLY
                                                                                               OWNED DIRECTLY OR
NAME, ADDRESS AND                                                                              INDIRECTLY, AS OF
AGE OF NOMINEE                          PRINCIPAL OCCUPATIONS(1)                              SEPTEMBER 17, 1999
-----------------                       ------------------------                              ------------------
ROBERT L. MADDOX                        Partner (retired 1994) Wyatt, Tarrant & Combs,           181,987.996
2800 Citizens Plaza                     Louisville, KY, Attorneys; Director, Nugent                  .24%
Louisville, KY  40202                   Sand Company, Louisville, KY; Director, Orr
Age: 75                                 Safety Corp., Louisville, KY; Director,
                                        Whip-Mix Corp., Louisville, KY.

WILLIAM S. PATTERSON                    President, CEO, Cumberland Surety Co.,                     2,049.677
367 West Short Street                   Lexington, KY; President, Patterson & Co.,                   .00%
Lexington, KY  40507                    Frankfort, KY (real estate development
Age: 67                                 thoroughbred horse-breeding, farming).

* Thomas P. Dupree, Sr., Fred L. Dupree, Jr., and William T. Griggs II are "interested persons" of the Trust's Investment Adviser and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree & Company, Inc. Dupree & Company, Inc. also serves as the Trust's Transfer Agent. The other nominees are the non-interested Trustees of the Trust. For the fiscal year ended June 30, 1999 the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $2,949,116.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.
                                     - 6 -

                                                             PENSION OR
        NAME OF PERSON,               AGGREGATE              RETIREMENT             ESTIMATED ANNUAL        TOTAL COMPENSATION
           POSITION                 COMPENSATION          BENEFITS ACCRUED           BENEFITS UPON            FROM TRUST AND
                                    FROM TRUST           AS PART OF TRUST             RETIREMENT              TRUST COMPLEX
                                                              EXPENSES                                       PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Thomas P. Dupree, Sr.                    -0-          None - No Pension                   None                      -0-
President, Chairman                                   or Retirement Plan
Trustee

Fred L. Dupree, Jr.                      -0-          None - No Pension                   None                      -0-
Vice President,                                       or Retirement Plan
Secretary, Treasurer
Trustee

William T. Griggs II*                    -0-          None - No Pension                   None                      -0-
Vice President,  Assistant                            or Retirement Plan
Secretary, Trustee

Lucy A. Breathitt                      $14,000        None - No Pension                   None                    $14,000
Trustee                                               or Retirement Plan

William A. Combs, Jr.                  $14,000        None - No Pension                   None                    $14,000
Trustee                                               or Retirement Plan

Robert L. Maddox                       $14,000        None - No Pension                   None                    $14,000
Trustee                                               or Retirement Plan

William S. Patterson                   $14,000        None - No Pension                   None                    $14,000
Trustee                                               or Retirement Plan


                                                             PENSION OR
        NAME OF PERSON,               AGGREGATE              RETIREMENT             ESTIMATED ANNUAL        TOTAL COMPENSATION
           POSITION                 COMPENSATION          BENEFITS ACCRUED           BENEFITS UPON            FROM TRUST AND
                                     FROM TRUST           AS PART OF TRUST             RETIREMENT              TRUST COMPLEX
                                                              EXPENSES                                       PAID TO TRUSTEES
-------------------------------- -------------------- -------------------------- ----------------------- --------------------------
Michelle M. Dragoo                       -0-          None - No Pension                   None                      -0-
Vice President since 1997                             or Retirement Plan
Assistant Vice President
1992-1996

Alison L. Arnold                         -0-          None - No Pension                   None                      -0-
Assistant Vice President                              or Retirement Plan

The Board of Trustees has authorized the payment of a fee of $13,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2000, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended. Two audit committee meetings are anticipated to be held during the fiscal year ending June 30, 2000.

The Board of Trustees has an audit committee comprised of the four non-interested trustees, but does not have an executive committee or a nominating committee. The audit committee met once during the fiscal year ended June 30, 1999, with all members in attendance. All nominees attended at least 75% of the four meetings of the Board of Trustees during the fiscal year ended June 30, 1999.

At the October 27, 1998 Annual Meeting of Shareholders 68,397,592.951 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 44,977,039.146 shares were present and voting in person or by proxy, for a percentage of 65.76%.

RATIFICATION OR REJECTION OF SELECTION
OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2000 will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2000.

The affirmative vote of a majority of the Trust's outstanding voting securities is required for ratification of the selection of Ernst & Young LLP As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and have the opportunity to make a statement.

FUNDAMENTAL INVESTMENT RESTRICTIONS/RATING SERVICES

Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series
North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series
Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series

Each of the individual single state municipal bond series of the Trust will be asked to vote separately to allow for additional nationally recognized statistical rating organizations' ratings of municipal securities to be utilized in the determination of investment grade securities eligible for purchase by the series. Each ballot is identified by series and will be tabulated by series.

Since its inception, each of the single state municipal bond series of the Trust has followed the fundamental policy of investing at least 80% of the value of the assets in securities meeting the investment grade quality standards defined by Moody's Investors Service Inc. (Moody's) or Standard & Poor's Corporation (S&P). These grades are defined as the four highest grades for bonds and the three highest grades for notes. In addition, each of the single state municipal bond series could include within the 80% category those notes or bonds secured by the full faith and credit of the United States Government.

Over the years, several other nationally recognized statistical rating organizations have emerged to rate the many municipal securities which are issued in the states for which the Trust has established series. Municipal issuers select rating services for a variety of reasons, including convenience, familiarity with the issuer, price, etc. In order for the Trust to be able to continually make the most appropriate purchases for each series' portfolio, the Trust would be well served to allow its Investment Adviser for each series to consider not only ratings provided by Moody's or Standard & Poor's but also other recognized national ratings services who may be rating given issues of municipal securities.

The Trust is not proposing to modify its commitment to the purchase of investment grade securities for each of the series, but is seeking to expand upon the available ratings organizations which may be utilized in the consideration of market ratings for the several municipal securities issues which may be attractive additions to the portfolios of the single state series. The affirmative vote of a majority of the Trust's outstanding voting securities is required to amend the fundamental investment restrictions. As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

INVESTMENT ADVISORY AGREEMENTS - ALL SERIES

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507 is the investment advisor for all series of the trust and was the original Investment Advisor from 1979-1986 of the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc. At the time that the shareholders of the former Kentucky Tax-Free Income Fund, Inc. voted to change its form of business to a business trust, Dupree & Company, Inc. created its subsidiary corporation, Dupree Investment Advisers, Inc. to become the investment advisor for the several series of the Trust which were later created. The creation of Dupree Investment Advisers, Inc. was undertaken at that time by Dupree & Company, Inc. for business and tax reasons associated with that company. In 1997 Dupree Investment Advisers, Inc. was absorbed by its parent company, Dupree & Company, Inc.

Thomas P. Dupree, Sr., who is Chairman of the Board of Dupree & Company, Inc. and owner of 51% of the stock of Dupree & Company, Inc. (Claire Dupree, Mr. Dupree's wife is the owner of the remaining 49% of the stock of Dupree & Company, Inc.) also serves as President and a member of the Trust's Board of Trustees. William T. Griggs II is President of Dupree & Company, Inc., Mr. Griggs also serves as a Vice President of the Trust. Fred L. Dupree, Jr. is Vice President and a Director of Dupree & Company, Inc., Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., Dorine D. Kelly is Vice President of Dupree & Company, Inc., Alison L. Arnold is Assistant Vice President of Dupree & Company, Inc.

Each series is currently served by Dupree & Company, Inc., pursuant to agreements previously approved by shareholders of each series. The affirmative vote of a majority of the series' outstanding voting securities is required for ratification of the Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase "vote a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. The Investment Advisory Agreement for each series commenced November 1, 1997 and has been continued in effect until October 31, 1999, and thereafter from year to year, if such continuation is specifically approved. At least annually the proposed agreement must be specifically approved by the Trust's Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series' shares, and in either case, also by a vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The proposed agreement is subject to termination by either party without penalty on 60 days written notice to the other, and it terminates automatically in the event of assignment.

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

Under each agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Each agreement permits the Investment Adviser to voluntarily reimburse any series. The Trust currently sells to Kentucky, Indiana, Florida, Tennessee, Texas and North Carolina residents. Kentucky, Florida, Tennessee and North Carolina do not currently impose a limitation upon investment advisory fees charged to mutual funds, but both Indiana and Texas do as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

SHAREHOLDERS' PROPOSALS

If a shareholder wishes to present a proposal at the 2000 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust's Lexington office prior to May 20, 2000. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

                                                                                                   PROXY

                                                                                            DUPREE MUTUAL FUNDS

                                                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL MEETING
                                                                        TO BE HELD AT THE RADISSON PLAZA HOTEL, 369 WEST VINE
                                                                        STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M., LEXINGTON
                                                                        TIME, TUESDAY, OCTOBER 26, 1999

               THIS IS YOUR PROXY BALLOT, PLEASE:                                The signed hereby constitutes and appoints THOMAS
                                                                        P. DUPREE, SR. and FRED L. DUPREE, JR. and each of them,
     1. Complete the reverse side                                       with full power of substitution, to represent the SIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL
     2. Have all owner's sign as designated                             FUNDS (the "Trust") to be held at the Radisson Plaza Hotel,
                                                                        369 West Vine Street, Lexington, KY 40507-1636 on Tuesday,
     3. Tear the proxy at the perforation, and                          October 26, 1999 at 10:00 A.M., Lexington time, and at any adjournments thereof, and there at to vote all of the shares
     4. Return your proxy in the reply envelope provided.               of the Trust which the signed would be entitled to vote,
                                                                        with all powers the signed would possess if personally
YOUR VOTE IS IMPORTANT. Your prompt return of the proxy will help the   present, in accordance with the following instructions:
Trust avoid the additional expense of further solicitation to assure
a quorum at the meeting. We hope you will be able to attend the         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
annual shareholder's meeting.                                           MANNER INSTRUCTED HEREIN BY THE SIGNED SHAREHOLDER.

COMMENTS:                                                               IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED:

---------------------------------------------------------------------   FOR THE ELECTION OF THE NOMINEES AS TRUSTEES,

---------------------------------------------------------------------   IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST &
                                                                        YOUNG LLP TO SERVE AS INDEPENDENT CERTIFIED PUBLIC
---------------------------------------------------------------------   ACCOUNTANTS, AND

---------------------------------------------------------------------   FOR EACH OF THE SIX SINGLE STATE MUNICIPAL BOND SERIES:

---------------------------------------------------------------------   IN FAVOR OF AMENDMENT OF THE SERIES' FUNDAMENTAL INVESTMENT
                                                                        RESTRICTIONS TO ALLOW ADDITIONAL NATIONALLY RECOGNIZED
                                                                        STATISTICAL RATING ORGANIZATIONS' RATINGS OF MUNICIPAL
                                                                        SECURITIES BE UTILIZED IN THE DETERMINATION OF INVESTMENT
                                                                        GRADE SECURITIES ELIGIBLE FOR PURCHASE BY THE SERIES.

DUPREE MUTUAL FUNDS - ANNUAL MEETING TO BE HELD AT THE RADISSON PLAZA   DUPREE MUTUAL FUNDS - ANNUAL MEETING:
HOTEL, 369 WEST VINE STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M.,    10:00 A.M., TUESDAY, OCTOBER 26, 1999
LEXINGTON TIME, TUESDAY, OCTOBER 26, 1999


(1) ELECTION OF TRUSTEES, please indicate your vote:--------------- >   ELECTION OF TRUSTEES
The Nominees are:
     Thomas P. Dupree, Sr.          Lucy A. Breathitt                   [ ]  FOR ALL Trustees as nominated
     Fred L. Dupree, Jr.            William A. Combs, Jr.
     William T. Griggs II           Robert L. Maddox                    [ ]  WITHHOLD authority to vote for any individual nominee,
                                    William S. Patterson                     write the name of the nominee(s) to withhold below.


                                                                        ------------------------------------------------------------

Cumulative voting rights will be exercised in the election of           [ ]  WITHHOLD ALL Nominees - (ABSTAIN FROM)
Trustees. Total proxy votes as to this issue will be distributed among those individuals selected.

(2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT--------- >    [ ]   FOR       [ ]      AGAINST    [ ]    ABSTAIN FROM
CERTIFIED PUBLIC ACCOUNTANTS
ratification of the selection of Ernst & Young LLP                      RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
to serve as independent certified public accountants for the Trust      CERTIFIED PUBLIC ACCOUNTANTS
for the fiscal year ending June 30, 2000.

(3) EACH SINGLE STATE MUNICIPAL BOND SERIES OF THE TRUST WILL----- >    [ ]   FOR       [ ]      AGAINST    [ ]    ABSTAIN FROM
VOTE SEPARATELY:
                                                                        RATIFICATION OR REJECTION OF RESOLUTION THAT THE PROSPECTUS
RATIFICATION OR REJECTION OF RESOLUTION that the Prospectus forming     BE REVISED TO ALLOW ADDITIONAL NATIONALLY RECOGNIZED
part of the N-1A be revised to reflect the several ratings services,    STATISTICAL RATING ORGANIZATIONS' RATINGS OF MUNICIPAL
in addition to Moody's and Standard & Poor's, which may be consulted    SECURITIES BE UTILIZED IN THE DETERMINATION OF INVESTMENT
for initial ratings of securities issues and on which the Trust         GRADE SECURITIES ELIGIBLE FOR PURCHASE BY THE SERIES.
relies, in part, for the selection of investment grade securities for purchase by one of the several portfolios of the Trust.

(4) OTHER BUSINESS------------------------------------------------ >    [ ]   FOR       [ ]      AGAINST    [ ]    ABSTAIN FROM
use of their discretion in acting upon any and all other matters
which may properly come before the meeting and any adjournments         OTHER BUSINESS
thereof.
                                                                        -----------------------------------------------------------
                                                         ATTENDANCE:     [  ]  Check this box if you plan to attend the meeting:

                                                                                                              # _____  Attending
                                                                        -----------------------------------------------------------

Your shares will be voted as indicated.
If your ballot is signed, and no direction is provided for a given item, it will be voted as indicated on the reverse.


                                                                        The signed hereby acknowledges receipt of the accompanying
                                                                        Notice of Annual Meeting and Proxy Statement, each dated
                                                                        September 17, 1999.
                                                                        ALL JOINT OWNERS MUST SIGN.

                                                                        Signed:_____________________________Dated:________________


                                                                        Signed:_____________________________Dated:________________

                                                                        When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.
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